                                                                     Exhibit 10b




                             ROWAN COMPANIES, INC.
                      1988 NONQUALIFIED STOCK OPTION PLAN


                            I.   PURPOSE OF THE PLAN

         The Rowan Companies, Inc. 1988 Nonqualified Stock Option Plan (the "Plan") is intended to provide a means whereby certain employees of Rowan Companies, Inc., a Delaware corporation (the "Company"), and its subsidiaries and affiliates may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may grant to certain employees the option ("Option") to purchase shares of the $0.125 par value common stock of the Company ("Stock"), as hereinafter set forth.

                              II.   ADMINISTRATION

         The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee") appointed by the Board of Directors. Members of the Committee shall not be eligible, and shall not have been eligible at any time within one year prior to their appointment to the Committee, to participate in the Plan or in any other stock plan of the Company or any of its affiliates. The Committee shall have sole authority to select the employees who are to be granted Options from among those eligible hereunder and to establish the number of shares which may be issued under each Option. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the employees to whom Options shall be granted, in establishing the number of shares which may be issued under each Option, and in construing the provisions of the Plan shall be final.

                            III.   OPTION AGREEMENTS

         Each Option shall be evidenced by an Option Agreement and shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical.

         The Committee may, in its discretion, provide in an Option agreement that the Option granted thereby to the employee may be transferred (in whole or in part and subject of such other conditions or limitations, if any, as the Committee may impose with respect to such




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                                                                     Exhibit 10b


transfer) by the employee to (i) the spouse, children or grandchildren of the employee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and, if applicable, the employee, (iii) a partnership or limited liability company in which such Immediate Family Members and, if applicable, the employee are the only partners or members, or
(iv) an organization that has been determined by the Internal Revenue Service to be exempt under Section 501(c)(3) of the Internal Revenue Code. Following a transfer, such transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately prior to transfer and no transferred Option shall be exercisable unless arrangements satisfactory to the Company have been made with respect to the Option.

                         IV.   ELIGIBILITY OF OPTIONEE

         Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or any subsidiary corporation (as defined in Section 425 of the Internal Revenue Code) or affiliated corporation (as defined by the Board of Directors) of the Company at the time the Option is granted. Options may be granted to the same employee on more than one occasion.

                        V.   SHARES SUBJECT TO THE PLAN

         The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 7,000,000* shares of Stock. Such shares may consist of authorized unissued shares of Stock or previously issued shares reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares which may be issued under the Plan may be adjusted to reflect a change in capitalization of the Company, such as a stock dividend or stock split.

                               VI.   OPTION PRICE

         The purchase price of stock issued under each Option shall be determined by the Committee, which purchase price may be less than the fair market value of the Stock subject to the Option at the time the Option is granted. In no event, however, may the purchase price of Stock issued under any Option be less than the par value of such Stock.

---------------
* The total number of shares issuable under the Plan increased from 2,000,000 to 7,000,000 by a Plan amendment approved by the stockholders on April 24, 1992.




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                                                                     Exhibit 10b


                              VII.   TERM OF PLAN

         The Plan shall be effective upon the date of its adoption by the Board of Directors, subject to its approval by the stockholders of the Company. Except with respect to Options then outstanding, if not sooner terminated under provisions of Paragraph IX, the Plan shall terminate upon, and no further Options shall be granted after, the expiration of fifteen years* from the effective date of the plan.

                   VIII.   RECAPITALIZATION OR REORGANIZATION

         (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board of Directors or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

         (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a



-----------------
* The term of the Plan was extended from ten years to fifteen years by a Plan amendment approved by the stockholders on April 24, 1992.



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                                                                     Exhibit 10b


subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d) (3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of Stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors (each such event is referred to herein as a "Corporate Change"), then effective as of a date (selected by the Committee) within (a) ten days after the approval by the shareholders of the Company of such merger, consolidation, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty days of such change of control, the Committee, acting in its sole discretion without the consent or approval of any optionee, shall effect one or more of the following alternatives, which may vary among individual optionees: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected optionees of some or all of the outstanding Options held by such optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each optionee an amount of cash per share equal to the excess of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.





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

                                                                     Exhibit 10b


         (d) For the purposes of clause (2) in Subparagraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

         (e) Any adjustment provided for in Subparagraphs (b) or (c) above shall be subject to any required shareholder action.

         (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

                   IX.   AMENDMENT OR TERMINATION OF THE PLAN

         The Board of Directors in its discretion may terminate the Plan at any time with respect to any shares for which Options have not heretofore been granted. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee; and provided, further, that the Board of Directors may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued under the Plan (other than an increase reflecting a stock dividend or stock split), change the class of employees eligible to receive Options under the Plan, or extend the term of the Plan, without the approval of the stockholders of the Company.





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

                                                                     Exhibit 10b


                              X.   SECURITIES LAWS

         The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for issuance and sale of such shares.





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
                                                                     Exhibit 10b

                             ROWAN COMPANIES, INC.
                             STOCK OPTION AGREEMENT


         Agreement made this______ day of ________________________, 19___, between ROWAN COMPANIES, INC. (the "Company"), and ______________________, ("Employee").

         To carry out the purposes of the Rowan Companies, Inc. 1988 Nonqualified Stock Option Plan (the "Plan") by affording Employee the opportunity to purchase shares of the $0.125 par value common stock of the Company ("Stock"), the Company and Employee hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an
aggregate of              shares of Stock, on the terms and conditions set
forth herein and in the Plan, which is incorporated herein by reference as a part of this Option.

         2.     PURCHASE PRICE. The purchase price of Stock purchased pursuant
to the exercise of this Option shall be $         per share.

         3. EXERCISE OF OPTION. Except as otherwise set forth below with respect to the acceleration of exercisability upon Disability (as defined in Schedule A hereto) or death and subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Chief Financial Officer, at any time and from time to time after one year after the date of grant hereof, but this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by the Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

         NUMBER OF FULL YEARS                  PERCENTAGE OF SHARES PURCHASABLE
         --------------------                  --------------------------------
             Less than 1 year                            0%
                  1 year                                25%
                  2 years                               50%
                  3 years                               75%
                  4 years                              100%

         Subject to the following, this Option may be exercised only by Employee during his lifetime and while Employee remains an employee of the
Company:

         (a) If Employee's employment with the Company terminates by reason of normal retirement, Employee may exercise this Option at any time during the period of five years following the date of such termination, but only as to the number of shares Employee was entitled to purchase hereunder as of the date his employment so terminates, plus such additional number of shares, if any, that the Committee (as defined in the Plan), in its sole discretion, determines to be exercisable as of such retirement.

         (b) If Employee dies within the five year period following the date of Employee's termination of employment by reason of normal retirement, Employee's estate, or the person who acquires this Option by



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                                                                     Exhibit 10b


                       bequest or inheritance or by reason of the death of Employee, may exercise this Option at any time during the period of two years following the date of Employee's death, but only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment terminated by reason of normal retirement.

         (c) If Employee's employment with the Company terminates by reason of Disability, Employee may exercise this Option at any time during the period of five years following the date of such termination, and the times at which portions of this Option become exercisable shall be accelerated upon such termination of employment by reason of Disability so that, regardless of how long it has been held after the date of grant, this Option shall be exercisable in full during such five year period for 100% of the shares purchasable hereunder.

         (d) If Employee dies while in the employ of the Company or within the five year period following the date of Employee's termination of employment by reason of Disability, Employee's estate, or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee, may exercise this Option at any time during the period of two years following the date of Employee's death, and the times at which portions of this Option become exercisable shall be accelerated upon the death of Employee so that, regardless of how long it has been held after the date of grant, this Option shall be exercisable in full during the two year period following the date of Employee's death for 100% of the shares purchasable hereunder.

         (e) Notwithstanding anything to the contrary in this Agreement, this Option may be transferred (in whole or in part pursuant to such form as approved by the Company) by Employee to (i) the spouse, children or grandchildren of Employee ("Immediate Family Members"),
                       (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and, if applicable, Employee,
                       (iii) a partnership or limited liability company in which such Immediate Family Members and, if applicable, Employee are the only partners or members, or (iv) an organization that has been determined to be exempt under
                       Section 501(c)(3) of the Internal Revenue Code; provided, however, that subsequent transfers of the Option shall be prohibited, except that after the death or dissolution of the transferee, as applicable, any exercisable portion of the transferred Option may be exercised by the transferee's personal representative or by any person empowered to do so under the transferee's will or under the then applicable laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable to Employee with respect to the Option immediately prior to the transfer, including, without limitation, vesting and the expiration provisions of Paragraphs (a), (b), (c) and (d) above, which shall be applied "as if" Employee continued to be the holder of the Option. No transferred Option shall be exercisable unless arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations the Company may have with respect to the exercise of the Option. Further, the Company shall have no obligation to provide any notices to an Option transferee of any event, term or provision with respect to the Option, including, without limitation, the early





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                                                                     Exhibit 10b


                termination of the Option on account of termination of Employee's employment.

If Employee's employment with the Company terminates other than by reason of normal retirement, Disability or death, this Option (to the extent not exercised prior thereto) shall terminate as of the date Employee's employment so terminates. Notwithstanding any other provision of this Agreement, this Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full in cash at the time of such exercise. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, or the person permitted to exercise this Option (i) following the transfer of the Option as permitted by Paragraph (e) above or (ii), in the event of Employee's death prior to any transfer (such person being the "Option Holder"), neither Employee nor the Option Holder, as the case may be, shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to shares acquirable upon an exercise of this Option.

         4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations, and if Employee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income.

         5. STATUS OF STOCK. The Company intends to register for issue under the Securities Act of 1933, as amended (the "Act") the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option, will be delayed until registration of such shares is effective or exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

         Employee agrees that the shares of Stock which he may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Employee also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.





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

                                                                     Exhibit 10b


         6. EMPLOYMENT RELATIONSHIP. Employee shall be considered to be in the employment of the Company as long as he remains an employee of either the Company, a parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code ) or an affiliated corporation (as defined in the Plan) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Board of Directors of the employing corporation, and its determination shall be final.

         7. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.



                                            ROWAN COMPANIES, INC.


                                            By:
                                               ---------------------------------
ATTEST:                                            Senior Vice President




-----------------------------------         ------------------------------------
Assistant Secretary                                       Employee





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


                                                                     Exhibit 10b

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT


                 DISABILITY. For purposes of the foregoing Stock Option Agreement, the "Disability" of an Employee shall have occurred if he has a mental or physical condition which totally and presumably permanently prevents him from engaging in any substantial gainful employment with the Company which
(i) did not arise while engaged in or as a result of being engaged in an illegal act or enterprise, (ii) did not result from chronic alcoholism, addiction to narcotics or the use of illegal or unauthorized drugs in any manner, (iii) did not result from service in the Armed Forces of the United States which entitled the Employee to a Veteran's Disability Pension, and (iv) did not arise while employed by an employer other than the Company or a subsidiary or affiliated corporation (as defined in the Plan) of the Company. The existence of such Disability must be certified by two duly licensed and practicing physicians selected, respectively, at the direction of the Committee (as defined in the Plan) and at the direction of the Employee or his representative. If they fail to agree, a third physician shall be selected at the direction of the Committee, and the determination of any two of such three physicians shall be final and controlling on all interested parties. The determination of any such physicians shall be evidenced by appropriate written certifications delivered to the Committee. Notwithstanding the foregoing, the Committee may, in its discretion, waive the requirement for certification of Disability by licensed physicians, and, in lieu of such certification, rely on such other appropriate medical evidence of Disability as is deemed satisfactory by the Committee. Determination of whether such Disability exists shall be made as promptly as possible after the date such Disability is claimed to have commenced. Determination of the date of termination of employment by reason of Disability shall be based on such evidence as the Committee may require and a determination by the Committee of such date of termination shall be final and controlling on all interested parties.





                                      5